NEWS RELEASE
Allegion Updates Full-Year Outlook for 2021

▪Demand continued to accelerate in Q3; supply chain constraints and electronics shortages slowing the pace of revenue realization, causing backlogs to increase

▪Supply chain inefficiencies, rising freight and material costs pressure margins in the short term

▪Outlook updated for full-year 2021 revenue growth to a range of 4 to 4.5 percent on a reported basis and 3 to 3.5 percent organically

▪Outlook updated for full-year 2021 EPS to a range of $4.95 to $5.05 and adjusted EPS to a range of $5.00 to $5.10

▪Supply chain challenges and inefficiencies are expected to subside during 2022; Late-cycle, non-residential fundamentals remain favorable for Allegion’s long-term growth and profitability

DUBLIN (Oct. 1, 2021) – Allegion plc (NYSE: ALLE), a leading global provider of security products and solutions, today announced updates to its full-year 2021 outlook, driven primarily by supply chain constraints and electronic components and other parts shortages. Allegion is making this announcement in advance of its third-quarter 2021 earnings report, scheduled for Thursday, Oct. 21, 2021.

“We continue to see strong demand for our non-residential products along with sustained growth in the residential market,” said David D. Petratis, chairman, president and CEO. “However, persistent and widespread supply chain shortages and inflation have prompted adjustments to our reported outlook. While the challenges are not unique to our company, they will temper our top-line growth and exert margin pressure for the balance of 2021. We believe the situation is transitory and Allegion will be well-positioned to convert demand to revenue once conditions normalize.”

Supply Chain and Impact of Macroeconomic Factors

In its second-quarter 2021 earnings call, Allegion noted a steep increase in demand and accelerating inflation, rising non-residential backlogs, solid price realization and strong cash flow, as well as the return of normal lead times for most residential products. Recently, the company experienced more acute shortages and reductions in allocations of electronic components and other parts from key suppliers, driven primarily by a resurgence in market demand coupled with scarcity in material availability and labor. As a result, backlogs in the Allegion Americas non-residential business, particularly for electronic products, are currently at historically high levels, and the company expects to carry a large backlog forward into 2022.

NEWS RELEASE
Ongoing Actions and Mitigation

Allegion has deployed a broad range of mitigating actions to reduce backlogs and convert demand to revenue. Actions already underway include re-engineering product designs and configurations and seeking supply alternatives. Allegion will continue to explore various options to control costs and enhance financial performance, while minimizing disruption to customers and the overall business.

2021 Outlook

Widespread supply chain, electronic component and labor shortages will delay approximately $80 million to $100 million in 2021 revenue and create inefficiencies that impact margin performance. Currently, Allegion expects full-year 2021 revenue growth of 4 percent to 4.5 percent on a reported basis and 3 percent to 3.5 percent organically, after excluding the expected impacts of acquisitions, divestitures and foreign currency movements. Allegion International organic revenue growth remains consistent with prior guidance; the primary delay is related to the Allegion Americas reporting segment. Operating profit and margin declines will be partially offset by a reduced effective tax rate, with an adjusted effective tax rate currently estimated to be 9 percent on a full-year basis, due to favorable discrete items and geographic mix of income. Full-year 2021 EPS is expected to be in the range of $4.95 to $5.05, with adjusted EPS in the range of $5.00 to $5.10. Expected adjustments to 2021 EPS of approximately $0.05 per share include the estimated impacts of restructuring and acquisition and integration expenses, partially offset by a gain on the sale of an equity method investment.

Growth, profitability and earnings are expected to improve during 2022 with normalizing macroeconomic conditions. Allegion’s predominantly late-cycle, non-residential business benefits from strengthening institutional construction markets, which will be bolstered in 2022 and 2023 by economic expansion and infrastructure investments.

“During this extraordinary time, we remain deeply committed to doing what’s right for our employees, customers and shareholders, and we are focused and confident in successfully addressing these challenges and progressing our long-term business strategy,” Petratis continued. “I thank all Allegion team members for their dedication to operating at high levels and navigating extraordinary pressures. Thank you, also, to our customers and suppliers for their continued engagement and long-standing partnership as we combat the ongoing effects of the pandemic.”

Allegion has a strong balance sheet and liquidity that provide flexibility and position the company well. The company ended second-quarter 2021 with cash and cash equivalents of $460.2 million and expects to deploy available cash, including for share repurchases. Full-year available cash flow is now estimated to be $460 million to $480 million.

NEWS RELEASE
Allegion’s updated outlook is based on current supply chain and economic conditions. Any further delays in components or parts, restrictions on labor availability, increases in inflation or other effects of the global COVID-19 pandemic could impact results.

Q3 Earnings Release

On Thursday, Oct. 21, 2021, Allegion will provide its third-quarter 2021 earnings release and Form 10-Q report that will be filed with the U.S. Securities and Exchange Commission (SEC). David D. Petratis, chairman, president and CEO, and Patrick Shannon, senior vice president and chief financial officer, will conduct a conference call for analysts and investors, beginning at 8 a.m. ET, to review the company's results. A real-time, listen-only webcast of the conference call will be broadcast live, through the company's website at investor.allegion.com. The conference call may be accessed by dialing 877-883-0383 in the United States or 412-902-6506 internationally and entering Conference ID 2082589. Listeners should dial in at least 10 minutes prior to the start of the call.

For those unable to listen to the live event, a replay will be available on the company's website later that day.

###

About Allegion
Allegion (NYSE: ALLE) is a global pioneer in seamless access, with leading brands like CISA®, Interflex®, LCN®, Schlage®, SimonsVoss® and Von Duprin®. Focusing on security around the door and adjacent areas, Allegion secures people and assets with a range of solutions for homes, businesses, schools and institutions. Allegion had $2.7 billion in revenue in 2020, and its security products are sold around the world.

For more, visit www.allegion.com.

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including statements regarding the potential impacts of the global COVID-19 pandemic, the company's 2021 financial performance, the company’s business plans and strategy, the company’s growth strategy, the company’s capital allocation strategy, the company’s tax planning strategies and the performance of the markets in which the company operates. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or variations thereon or similar expressions generally intended to identify forward-looking statements. Forward-looking statements may relate to such matters as projections of revenue, margins, expenses, tax provisions, earnings,

NEWS RELEASE
cash flows, benefit obligations, dividends, share purchases or other financial items; any statements of the plans, strategies and objectives of management for future operations, including those relating to any statements concerning expected development, performance or market share relating to our products and services; any statements regarding future economic conditions or our performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. These statements are based on the company's currently available information and our current assumptions, expectations and projections about future events. They are subject to future events, risks and uncertainties - many of which are beyond the company’s control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Further information on these factors and other risks that may affect the company's business is included in filings it makes with the Securities and Exchange Commission (SEC) from time to time, including its Form 10-K for the year ended Dec. 31, 2020, Form 10-Q for the quarters ended March 31, 2021, and June 30, 2021, and in its other SEC filings. The company undertakes no obligation to update these forward-looking statements.

Media Contact:
Whitney Moorman – Reputation Management Leader
317-810-3241
Whitney.Moorman@allegion.com

Analyst Contact:
Tom Martineau – Vice President, Treasurer and Investor Relations
317-810-3759
Tom.Martineau@allegion.com

Source: Allegion plc